Exhibit 10.32


September 15th, 2004

Geotheatre Productions Inc.
101-1870 Parkinson Way
Kelowna, British Columbia
V1Y 8C9

Dear Sirs:

Re: Licensing agreement between John and Katherine Bracey and Geotheatre Productions Inc.

Please be advised that John and Katherine Bracey waive any claim to product royalties under this agreement until January 1st, 2006.

Sincerely,


/s/ John Bracey                                                Sept. 15th, 2004
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John Bracey



/s/ Katherine Bracey                                           Sept. 15, 2004
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Katherine Bracey




                            John and Katherine Bracey
                   101-1870 Parkinson Way, Kelonwa BC V1Y 8C9
          Phone: 250.712.9354...Fax: 250.712.9364... Cell: 250.212.1644